AMERICAN FINANCIAL GROUP, INC.


                                   EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Annual Report of American Financial Group, Inc.(the "Company") on Form 10-K/A for the period ended December 31, 2002 (the "Report"), the undersigned officers of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of their knowledge:

       (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




September 10, 2003                        BY: s/Carl H. Lindner
--------------------------                -----------------------------------
Date                                      Carl H. Lindner
                                          Chairman of the Board and
                                            Chief Executive Officer




September 10, 2003                        BY: s/Fred J. Runk
--------------------------                -----------------------------------
Date                                      Fred J. Runk
                                          Senior Vice President and Treasurer






A signed original of this written statement will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.















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